UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2012

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On September 11, 2012, Auxilium Pharmaceuticals, Inc. (“Auxilium”) and FCB I LLC (“FCB”) learned that Upsher-Smith Laboratories, Inc. (“Upsher-Smith”) had filed on September 10, 2012 in the United States District Court for the District of New Jersey a complaint for declaratory judgment seeking a declaration of non-infringement and/or invalidity of FCB’s U.S. Patent Nos.: 7,608,605; 7,608,606; 7,608,607; 7,608,608; 7,608,609; 7,608,610; 7,935,690; and 8,063,029.  As Auxilium has previously disclosed, all of the eight referenced patents cover Auxilium’s Testim® 1% testosterone gel, and the eight referenced patents are among the ten FCB patents covering Testim that are currently listed in Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the Orange Book), published by the U.S. Food and Drug Administration.  The referenced patents will expire between 2023 and 2025.  Auxilium and FCB are currently reviewing the details of the complaint from Upsher-Smith and intend to pursue all available legal and regulatory options in defense of Testim, including enforcement of Auxilium’s and FCB’s intellectual property rights and approved labeling.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: September 14, 2012	By:	/s/ Andrew I. Koven
Andrew I. Koven
Chief Administrative Officer and General Counsel